Exhibit 10.4


                               SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of July 18, 1997, made by Compositech Ltd., a Delaware corporation (the "Grantor") in favor of __________________________ (the "Secured Party").

                              W I T N E S S E T H :

     WHEREAS, the Grantor has entered into a Securities Purchase Agreement, dated as of July 18, 1997, with the Secured Party (said Agreement, as it may be amended or otherwise modified from time to time, being the "Securities Purchase Agreement" and all capitalized terms used but not defined having the respective meanings assigned to them in the Securities Purchase Agreement); and

     WHEREAS, it is a condition precedent to the purchase of the Debentures that the Grantor shall have entered into this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to purchase the Debentures the Grantor hereby agrees with the Secured Party as follows:

     1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

          "Contracts" has the meaning assigned to such term in Section 3 of this Agreement.

          "Equipment" means any "equipment," as such term is defined in Section 9-109(2) of the UCC, hereafter acquired by the Grantor with the proceeds from the sale by the Grantor to the Secured Party of the Debentures (as shall be listed by the Grantor on an amendment to Schedule II of this Agreement immediately upon Grantor's acquisition of such Equipment) and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Proceeds" means "proceeds," as such term is defined in Section 9-306(1) of the UCC, and, in any event, includes, without limitation, (i) any and all proceeds of or distributions pursuant to any insurance, indemnity,


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     surety,  warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, replevin, condemnation, seizure or forfeiture of all or any part of the Collateral by any public or governmental authority (or any person acting under color of any public or governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party and the Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to such provisions.

     2. Grant of Security Interest.

     As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the obligations under, and to induce the Secured Party to purchase, the Debentures pursuant to the Securities Purchase Agreement, the Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party, and hereby grants to the Secured Party, a security interest in, all of the Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively referred to as the "Collateral"):

          (i) all Equipment; and

          (ii) all Proceeds of the foregoing including all accessions to, substitutions and replacements for, and rents, profits and products of, the foregoing.

     3. Rights of the Secured Party; Limitations on Secured Party's Obligations.

     (a) It is expressly agreed by the Grantor that, anything herein to the contrary herein notwithstanding, the Grantor shall remain liable under every contract relating to the Collateral (the "Contracts") to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and the Grantor shall duly and punctually perform all of its duties and obligations


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thereunder,  all in accordance  with and pursuant to the terms and provisions of each such Contract. The Secured Party shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any Contract pursuant hereto, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) If required by the Secured Party at any time during the continuance of any Event of Default, any Proceeds, when first collected by the Grantor, (as such term is defined in the Debenture) received in payment for or on account of the Equipment, shall be promptly deposited by the Grantor in precisely the form received (with all necessary endorsements) in a special bank account for the benefit of and maintained by the Secured Party and subject to withdrawal only by the Secured Party, as hereinafter provided, and until so deposited shall be deemed to be held in trust by the Grantor for and as the Secured Party's property and shall not be commingled with any of the Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all amounts due on and in respect of the Debentures and shall not constitute payment thereof until applied as hereinafter provided. The Secured Party may apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of the Debentures in accordance with the provisions of Section 8(d) hereof and any part of such funds which the Secured Party elects not to so apply and deem not required as collateral security for the Debentures shall be paid over from time to time by the Secured Party in its discretion to the Grantor.

     4. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Party as follows:

     (a) The Grantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     (b) The execution, delivery and performance by the Grantor of this Agreement are within the Grantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene the Grantor's certificate of incorporation or by-laws, any requirement of law or any order or decree of any court, or any contractual obligation of the Grantor, and do not result in or require the creation of any lien (other than pursuant to the Securities Purchase Agreement) upon or with respect to any of its properties.

     (c) No consent,  authorization,  approval or other action by, and no


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


notice to or filing with, any public or governmental authority is required for the due execution, delivery and performance by the Grantor of this Agreement.

     (d) This Agreement has been duly executed and delivered by the Grantor and is the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms.

     (e) There are no pending and, to the Grantor's knowledge, there are no threatened actions, investigations or proceeding affecting the Grantor before any court, public or governmental authority or arbitrator other than those that in the aggregate, if adversely determined, would not have a have Material Adverse Effect.

     (f) The Grantor is (and shall continue to be on each subsequent date on which the Grantor acquires Collateral with the proceeds from the sale by the Grantor to the Secured Party of the Debentures) the sole owner of each item of the Collateral in which it purports to grant (or theretofore shall have granted) a security interest hereunder, having good title thereto, free and clear of any and all liens, except for the security interest granted pursuant to this Agreement.

     (g) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists or is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Secured Party pursuant to this Agreement.

     (h) The Grantor has provided appropriate financing statements to the Secured Party to file in the jurisdictions listed on Schedule I hereto, this Agreement is effective to create in favor of the Secured Party a valid and continuing first priority lien on and prior to all other liens and security interests in respect of the Collateral. Upon the request of the Secured Party, the Grantor will take all action necessary or desirable to protect and perfect such security interest in each item of the Collateral.

     (i) The Grantor's principal place of business and the place where its records concerning the Collateral are kept and the contemplated location of the Equipment are set forth on Schedule II hereto.

     5. Covenants. The Grantor covenants and agrees with the Secured Party that from and after the date of this Agreement and until the Debentures are fully satisfied:

     (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Grantor, the Grantor shall promptly and duly execute and deliver


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any and all such further  instruments  and  documents  and take all such further action as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, any amendments to Schedule II to this Agreement to identify the Collateral, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby (including, without limitation, any amendments to identify the Collateral), and transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can only be perfected by possession). The Grantor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law.

     (b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other transactions in and dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the lien and security interests granted hereby. For the Secured Party's further security, the Grantor agrees that upon the occurrence and during the continuance of any Event of Default, the Grantor shall deliver and turn over any such books and records to the Secured Party or to its representatives at any time on demand of the Secured Party. Prior to the occurrence of an Event of Default and upon reasonable notice from the Secured Party, the Grantor shall permit any representative of the Secured Party to inspect such books and records and will provide photocopies thereof to the Secured Party.

     (c) Indemnification. In any suit, proceeding or action brought against the Secured Party relating to any Contract or for any sum owing thereunder, or to enforce any provision of any Contract, the Grantor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Secured Party; provided, however, that in no event shall the Grantor be liable for incidental damages to the Secured Party under this
Section 5(c).

     (d) Compliance with Laws, Etc. The Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of every public and governmental authority applicable to the Collateral, any part thereof and/or to the operation of the Grantor's business; provided, however, that the Grantor may contest any act, regulation, order, decree or direction in any


                                      -5-


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reasonable  manner which shall not, in the sole  judgment of the Secured  Party, adversely affect the Secured Party's rights hereunder or adversely affect the first priority of its lien on and security interest in the Collateral.

     (e) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies); provided, however, that the Grantor may contest any taxes, assessments and governmental changes or levies so imposed in any reasonable manner which shall not, in the reasonable judgment of the Secured Party, adversely affect the first priority of its lien on the security interest in the Collateral.

     (f) Compliance with Terms of Contracts. In all material respects, the Grantor will comply with and perform with all obligations, covenants, conditions and agreements with respect to every Contract unless, in the reasonable judgment of the Secured Party, the non-compliance or non-performance of the Grantor shall not adversely affect the first priority of its lien on the security interest in the Collateral.

     (g) Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take all such other action as is necessary to remove, any lien on the Collateral, and will defend the right, title and interest of the Secured Party in and to any of the Grantor's rights to the Collateral and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

     (h) Maintenance of Insurance. The Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring the Grantor and the Secured Party against liability for personal injury and property damage relating to such Collateral, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, naming the Secured Party as an additional insured with a lender loss payable clause in favor of the Secured Party on behalf and for the ratable benefit of the Secured Party. The Grantor shall, if so requested by the Secured Party, deliver to the Secured Party as often as the Secured Party may reasonably request, a report of a reputable insurance broker satisfactory to the Secured Party with respect to the insurance on its Equipment.

     (i) Limitations on Disposition. In each case, without the prior consent of the Secured Party the Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so.


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     (j) Further Identification of Collateral. The Grantor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     (k) Notices. The Grantor will advise the Secured Party promptly, in reasonable detail, (i) of any material lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or in the security interests created hereunder.

     (l) Right of Inspection. Upon reasonable notice to the Grantor (unless a Default or an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party and its representatives shall also have the right to enter into and upon any premises where any of the Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein. It is understood and agreed that the confidentiality provision set forth in Section 14 of the Securities Purchase Agreement shall apply to any such inspection.

     (m) Maintenance of Equipment. The Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by the Grantor on a basis consistent with past practices, and the Grantor will provide all maintenance and service and all repairs necessary for such purpose.

     (n) Continuous Perfection. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading. The Grantor will not change its principal place of business or remove its records or change the location of the Equipment, as set forth on Schedule II hereto, unless it gives the Secured Party at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Secured Party in the Collateral to continue to be perfected.

     6. The Secured Party's Appointment as Attorney-in-Fact.




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     (a) The Grantor  hereby  irrevocably  constitutes  and appoints the Secured
Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

          (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (F)


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


     generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

     (b) The Secured Party agrees that, except upon the occurrence and during the continuance of any Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Secured Party pursuant to this
Section 6. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6, being coupled with an interest, shall be irrevocable until the obligations under the Debenture are indefeasibly paid in full.

     (c) The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

     (d) The Grantor also authorizes the Secured Party, at any time and from time to time upon the occurrence and during the continuance of an Event of Default, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     7. Performance by the Secured Party of the Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Grantor to the Secured Party on demand and shall constitute obligations secured hereby.

     8. Remedies, Rights Upon an Event of Default.

     (a) If any Event of Default shall occur and be continuing, the Secured Party may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the obligations pursuant to the Debentures, all rights and remedies of a


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secured party under the UCC.  Without  limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases. The Grantor further agrees, at the Secured Party's request to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Grantor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Secured Party of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Secured Party account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Secured Party need not give more that ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party are entitled, the Grantor also being liable for the fees and expenses of any attorneys employed by the Secured Party to collect such deficiency.

     (b) The Grantor also agrees to pay all costs of the Secured Party, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     (c) The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

     (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Party in the following order of priorities:


     First, to the payment of the costs and expenses of such sale, including, without limitation, all expenses of the Secured Party and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith or pursuant to
Section 7 hereof;

     Next, to the Secured Party, for the payment in full of all amounts owed to the Secured Party by the Grantor and

     Finally, after payment in full of all amounts owed to the Secured Party by the Grantor to the payment of the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

     9. Limitation on the Secured Party's Duty in Respect of Collateral. The Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of the Grantor, the Secured Party shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

     10. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Grantor or to the Secured Party at the address of such party specified in the Securities Purchase Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation or receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively.

     11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing, approved and signed by the Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

     12. No Waiver; Remedies. (a) No failure on the part of any Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law, the Securities Purchase Agreement or the Debentures.

     (b) Failure by the Secured Party at any time or times hereafter to require strict performance by the Grantor or any other person of any of the provisions, warranties, terms or conditions contained in the Securities Purchase Agreement or the Debentures now or at any time or times hereafter executed by the Grantor or any such other person and delivered to any of the Secured Party shall not waive, affect or diminish any right of any of the Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Secured Party, or any agent, officer or employee of the Secured Party.

     13. Release of Liens. Upon payment in full of the principal amount of and all accrued and unpaid interest on the Debentures or upon the earlier conversion of the Debentures in full and the full and indefeasible satisfaction of all other obligations to the Secured Party, the Secured Party agrees, upon the written request of the Grantor and at the Grantor's sole expense, to execute, record and file such instruments and perform such acts as are necessary to effect or evidence the release of the Collateral from the security interests of this Security Agreement and from any assignment or other security document entered into pursuant hereto.

     14. Successors and Assigns. This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its successors and assigns.

     15. Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

     16. Waiver of Jury Trial. The Grantor waives any right it may have to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, under the Securities Purchase Agreement, the Debentures or any other document relating to any of the foregoing.

     17. Further Indemnification. The Grantor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.


     IN WITNESS WHEREOF, The Grantor has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.


                                        COMPOSITECH LTD.


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:




Accepted and acknowledged by:



----------------------------------------


By:
   -------------------------------------
     Name:
     Title:

                        SCHEDULE I TO SECURITY AGREEMENT


                                     FILINGS
                                     -------

                   JURISDICTION                 FILING OFFICE
                   ------------                 -------------

                                                                    Exhibit 10.4

                                                                     SCHEDULE II




                        SCHEDULE II TO SECURITY AGREEMENT


                   LOCATION OF RECORDS AND CERTAIN COLLATERAL
                   ------------------------------------------



Principal Place of
Business and
Location of Records
-------------------






Location and
Description of
Equipment
---------